EXHIBIT 99.3

Selected Mortgage Loan Data(1)
------------------------------

                       The Mortgage Loans - All Collateral

Scheduled Principal Balance:                                       $480,047,763
Number of Mortgage Loans:                                                 2,603
Average Scheduled Principal Balance:                                   $184,421
Weighted Average Gross Coupon:                                            7.177%
Weighted Average Net Coupon: (2)                                          6.672%
Weighted Average Original FICO Score:                                       618
Weighted Average Original LTV Ratio:                                      78.83%
Weighted Average Combined Original LTV Ratio: (3)                         80.43%
Weighted Average Stated Remaining Term (months):                            354
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (4)                                         23
Weighted Average Gross Margin: (4)                                         5.54%
Weighted Average Initial Rate Cap: (4)                                     1.53%
Weighted Average Periodic Rate Cap: (4)                                    1.53%
Weighted Average Gross Maximum Lifetime Rate: (4)                         14.08%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of January 1, 2005, unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.
      (3) Calculated using LTV with respect to first lien loans and Combined LTV with respect to second lien loans.
      (4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                    Distribution by Current Principal Balance


                                                 Pct. Of    Weighted   Weighted               Weighted
                                                 Pool By      Avg.       Avg.      Avg.         Avg.
Current Principal      Number of   Principal    Principal    Gross     Current   Principal     Combo.      Pct. Full   Pct. Owner
     Balance             Loans      Balance      Balance     Coupon      FICO     Balance   Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              121    $4,389,080       0.91%    10.270%       621    $36,273         89.05%      62.78%      100.00%
$50,001 - $75,000            244    15,562,319       3.24      8.356        603     63,780         80.44       70.72        93.93
$75,001 - $100,000           316    27,940,499       5.82      7.696        599     88,419         79.58       70.82        95.59
$100,001 - $125,000          357    40,334,130       8.40      7.460        600    112,981         79.09       75.07        96.41
$125,001 - $150,000          277    38,087,215       7.93      7.380        604    137,499         79.27       74.58        94.87
$150,001 - $200,000          402    70,453,652      14.68      7.164        602    175,258         77.92       67.75        96.96
$200,001 - $250,000          287    64,070,840      13.35      7.074        616    223,243         78.49       59.57        94.82
$250,001 - $300,000          202    55,223,134      11.50      7.050        616    273,382         80.74       51.69        93.68
$300,001 - $350,000          120    38,730,570       8.07      6.912        624    322,755         81.89       31.64        93.35
$350,001 - $400,000           97    36,691,950       7.64      6.882        635    378,268         84.19       35.21        96.10
$400,001 & Above             180    88,564,374      18.45      6.839        644    492,024         82.41       23.84        92.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618   $184,421         80.43%      52.70%       94.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                 Pct. Of    Weighted   Weighted               Weighted
                                                 Pool By      Avg.       Avg.      Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal     Combo.      Pct. Full   Pct. Owner
Current Rate             Loans      Balance      Balance     Coupon      FICO     Balance   Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  4    $1,465,910       0.31%     4.890%       727   $366,478         82.70%      31.86%      100.00%
5.00 - 5.49%                  22     8,585,632       1.79      5.315        715    390,256         79.25       35.95        96.71
5.50 - 5.99%                  53    13,882,446       2.89      5.865        660    261,933         78.96       67.69       100.00
6.00 - 6.49%                 313    69,771,933      14.53      6.344        643    222,914         79.22       56.55        99.11
6.50 - 6.99%                 802   170,260,828      35.47      6.730        627    212,295         80.25       52.06        94.27
7.00 - 7.49%                 413    74,773,335      15.58      7.229        614    181,049         79.95       49.93        92.92
7.50 - 7.99%                 389    67,417,262      14.04      7.719        594    173,309         81.84       49.36        93.20
8.00 - 8.49%                 200    32,159,742       6.70      8.211        564    160,799         78.40       55.62        94.14
8.50 - 8.99%                 140    20,202,213       4.21      8.712        561    144,302         80.80       66.44        92.32
9.00% & Above                267    21,528,463       4.48     10.293        600     80,631         87.04       46.39        95.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618   $184,421         80.43%      52.70%       94.82%
====================================================================================================================================


                          Distribution by Credit Score


                                                 Pct. Of    Weighted   Weighted               Weighted
                                                 Pool By      Avg.       Avg.      Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal     Combo.      Pct. Full   Pct. Owner
Credit Score             Loans      Balance      Balance     Coupon      FICO     Balance   Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                   55   $14,495,550       3.02%     6.605%       759   $263,555         84.38%      28.48%       86.92%
720 - 739                     46    11,971,413       2.49      6.747        728    260,248         85.52       21.06        84.95
700 - 719                     81    18,689,099       3.89      6.804        709    230,730         85.54       18.09        87.60
680 - 699                    107    24,579,854       5.12      6.788        689    229,718         84.67       27.44        89.51
660 - 679                    225    44,001,649       9.17      6.976        668    195,563         84.12       36.35        91.04
640 - 659                    345    64,070,077      13.35      7.016        649    185,710         84.86       39.50        94.99
620 - 639                    370    72,367,485      15.08      6.932        630    195,588         82.54       53.00        95.42
600 - 619                    321    50,357,032      10.49      7.235        611    156,875         81.87       56.80        95.28
580 - 599                    269    52,110,397      10.86      7.158        589    193,719         80.10       53.11        97.91
560 - 579                    154    27,191,816       5.66      7.214        569    176,570         74.82       71.66        96.70
540 - 559                    209    35,104,744       7.31      7.580        550    167,965         73.02       72.15        97.19
520 - 539                    216    34,600,116       7.21      7.784        529    160,186         72.40       83.24        99.57
500 - 519                    205    30,508,531       6.36      8.122        509    148,822         71.27       87.29        98.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618   $184,421         80.43%      52.70%       94.82%
====================================================================================================================================


                              Distribution by Lien


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Lien                     Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                      2,428  $470,418,120      97.99%     7.097%       617    $193,747         80.04%      52.93%       94.71%
Second                       175     9,629,643       2.01     11.081        653      55,027         99.73       41.10       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Combined Original LTV    Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               185   $28,147,606       5.86%     7.049%       581    $152,149         49.77%      66.35%       94.22%
60.01 - 70.00%               274    48,650,128      10.13      7.373        572     177,555         66.79       61.59        94.49
70.01 - 80.00%             1,147   214,699,855      44.72      7.007        614     187,184         78.42       60.08        96.12
80.01 - 85.00%               189    39,892,213       8.31      6.995        620     211,070         84.54       29.42        95.03
85.01 - 90.00%               367    83,746,937      17.45      7.142        637     228,193         89.72       36.41        87.95
90.01 - 95.00%               226    47,892,628       9.98      7.146        651     211,914         94.73       50.66        99.67
95.01 - 100.00%              215    17,018,396       3.55      9.660        661      79,155         99.93       51.98       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================


                          Distribution by Original LTV


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Original LTV             Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               360   $37,777,249       7.87%     8.077%       600    $104,937         62.51%      59.91%       95.70%
60.01 - 70.00%               274    48,650,128      10.13      7.373        572     177,555         66.79       61.59        94.49
70.01 - 80.00%             1,146   214,649,911      44.71      7.006        614     187,304         78.42       60.07        96.12
80.01 - 85.00%               189    39,892,213       8.31      6.995        620     211,070         84.54       29.42        95.03
85.01 - 90.00%               366    83,691,056      17.43      7.139        637     228,664         89.72       36.44        87.95
90.01 - 95.00%               224    47,784,387       9.95      7.137        651     213,323         94.73       50.67        99.67
95.01 - 100.00%               44     7,602,820       1.58      7.901        671     172,791         99.89       65.58       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================


                          Distribution by Documentation


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Documentation            Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                   1,608  $252,961,847      52.70%     7.168%       596    $157,315         78.72%     100.00%       96.49%
Stated Doc                   888   205,596,713      42.83      7.205        645     231,528         82.56        0.00        92.64
Limited Doc                  107    21,489,203       4.48      7.015        607     200,834         80.31        0.00        96.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================

                             Distribution by Purpose


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Purpose                  Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               1,570  $289,717,191      60.35%     7.204%       598    $184,533         77.96%      60.37%       96.44%
Purchase                     865   165,909,926      34.56      7.114        654     191,803         84.73       37.78        92.28
Refi-no Cashout              168    24,420,647       5.09      7.282        611     145,361         80.63       63.02        92.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Occupancy                Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence          2,483  $455,176,625      94.82%     7.168%       615    $183,317         80.42%      53.62%      100.00%
Investment Property          103    20,243,852       4.22      7.414        657     196,542         80.06       34.89         0.00
Second Home                   17     4,627,286       0.96      7.007        663     272,193         83.13       39.52         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================

                          Distribution by Property Type


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Property Type            Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
One                        1,996  $346,984,334      72.28%     7.189%       612    $173,840         79.98%      55.42%       96.30%
2-4 Unit                     180    46,715,856       9.73      7.220        651     259,533         82.96       27.20        81.44
Pud-detached                 213    44,971,411       9.37      7.202        611     211,133         81.49       55.18        97.61
Condo                        169    32,766,450       6.83      7.048        630     193,884         80.09       53.42        92.97
Pud-attached                  43     8,313,960       1.73      6.847        633     193,348         80.64       66.03       100.00
Modular Home                   2       295,752       0.06      6.520        691     147,876         80.00       52.75       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================

                              Distribution by State

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
State                    Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                           679  $177,443,307      36.96%     6.928%       624    $261,330         79.04%      44.24%       94.90%
FL                           226    35,387,170       7.37      7.303        601     156,580         80.98       61.00        94.11
NY                           108    27,213,679       5.67      7.151        640     251,979         82.09       21.99        94.99
NJ                            89    20,520,790       4.27      7.367        635     230,571         83.88       31.03        90.04
NV                            86    17,044,030       3.55      7.435        595     198,186         76.25       61.24        97.43
TX                           139    15,126,537       3.15      7.370        619     108,824         80.29       54.92        94.32
IL                            92    14,384,471       3.00      7.217        626     156,353         82.40       73.38        95.82
WA                            81    14,331,926       2.99      7.037        628     176,937         82.63       60.26        92.07
MA                            62    13,480,736       2.81      7.248        608     217,431         81.86       51.55        95.56
MD                            63    11,681,284       2.43      7.389        594     185,417         77.68       75.72        94.29
Other                        978   133,433,834      27.80      7.381        610     136,435         81.47       65.04        95.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================

                               Distribution by Zip


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Zip                      Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11236                          6    $1,834,194       0.38%     6.742%       660    $305,699         84.81%      35.48%      100.00%
92336                          7     1,765,449       0.37      6.981        622     252,207         77.55       41.13        80.18
07047                          4     1,537,141       0.32      7.194        661     384,285         86.61        0.00        77.15
90745                          5     1,507,275       0.31      6.389        585     301,455         73.19       67.21       100.00
89052                          3     1,475,863       0.31      7.237        563     491,954         73.03        0.00       100.00
91745                          4     1,396,281       0.29      6.600        594     349,070         77.51       43.73       100.00
95828                          5     1,345,886       0.28      6.736        636     269,177         86.57       67.07       100.00
93550                          7     1,335,190       0.28      6.883        629     190,741         78.25       46.22       100.00
91765                          3     1,295,316       0.27      6.309        648     431,772         79.13       30.57       100.00
96744                          3     1,255,651       0.26      6.833        630     418,550         77.49       27.22       100.00
Other                      2,556   465,299,518      96.93      7.189        617     182,042         80.46       53.24        94.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Delinquency (ABS)


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Delinquency (abs)        Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Current                    2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================

                  Distribution by Remaining Months to Maturity


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
Remaining Months       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
  To Maturity            Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                       49    $4,869,148       1.01%     7.384%       648     $99,370         75.89%      56.36%      100.00%
181 - 240                    116     5,824,140       1.21      9.523        633      50,208         91.96       60.96       100.00
241 - 360                  2,438   469,354,476      97.77      7.146        617     192,516         80.34       52.55        94.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================

                        Distribution by Amortization Type

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Amortization Type        Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM                 1,639  $317,544,019      66.15%     7.272%       599    $193,743         79.99%      52.95%       94.42%
2 Year ARM IO                280    71,162,156      14.82      6.614        661     254,151         81.71       49.45        98.71
Fixed                        522    57,942,193      12.07      7.786        642     111,000         81.70       59.39        94.71
3 Year ARM                   119    19,374,453       4.04      7.043        620     162,811         79.05       52.69        85.66
25LIB1M/IO/10YR               22     9,232,178       1.92      5.281        729     419,644         81.40       25.41        96.94
3 Year ARM IO                 21     4,792,764       1.00      6.092        675     228,227         79.34       55.31        97.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================

                      Distribution by Initial Periodic Cap


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
Initial Periodic       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
      Cap                Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         12    $1,649,472       0.34%     7.342%       609    $137,456         80.06%      66.16%       76.44%
1.50%                      2,047   411,223,921      85.66      7.133        612     200,891         80.23       52.31        94.86
3.00%                         22     9,232,178       1.92      5.281        729     419,644         81.40       25.41        96.94
N/A                          522    57,942,193      12.07      7.786        642     111,000         81.70       59.39        94.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================

                          Distribution by Periodic Cap


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Periodic Cap             Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         12    $1,649,472       0.34%     7.342%       609    $137,456         80.06%      66.16%       76.44%
1.50%                      2,047   411,223,921      85.66      7.133        612     200,891         80.23       52.31        94.86
3.00%                         22     9,232,178       1.92      5.281        729     419,644         81.40       25.41        96.94
N/A                          522    57,942,193      12.07      7.786        642     111,000         81.70       59.39        94.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset


                                                 Pct. Of    Weighted   Weighted               Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
Months To Rate         Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
    Reset                Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             22    $9,232,178       1.92%     5.281%       729    $419,644         81.40%      25.41%       96.94%
N/A                          522    57,942,193      12.07      7.786        642     111,000         81.70       59.39        94.71
13 - 24                    1,919   388,706,175      80.97      7.151        611     202,557         80.30       52.31        95.20
25 - 36                      140    24,167,217       5.03      6.854        631     172,623         79.11       53.21        88.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================

                        Distribution by Life Maximum Rate


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Life Maximum Rate        Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.00 - 12.49%                30   $10,822,865       2.25%     5.295%       714    $360,762         79.64%      36.38%       97.39%
12.50 - 12.99%                56    14,053,945       2.93      5.916        659     250,963         79.17       67.47       100.00
13.00 - 13.49%               286    66,231,593      13.80      6.338        644     231,579         79.60       54.58        99.06
13.50 - 13.99%               643   144,923,725      30.19      6.732        624     225,387         80.89       49.99        94.09
14.00 - 14.49%               344    66,221,058      13.79      7.233        610     192,503         80.05       48.81        92.32
14.50 - 14.99%               340    60,650,644      12.63      7.720        589     178,384         81.98       49.32        94.37
15.00 - 15.49%               182    30,358,333       6.32      8.217        562     166,804         78.17       54.58        94.57
15.50 - 15.99%               120    18,060,124       3.76      8.705        557     150,501         79.93       66.56        91.71
16.00% & Above                80    10,783,283       2.25      9.685        552     134,791         75.96       52.90        93.64
N/A                          522    57,942,193      12.07      7.786        642     111,000         81.70       59.39        94.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================

                             Distribution by Margin


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Margin                   Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 31   $11,773,076       2.45%     5.617%       713    $379,777         80.92%      25.16%       97.60%
5.00 - 5.49%                 721   136,266,675      28.39      6.943        614     188,997         81.06       74.07        94.18
5.50 - 5.99%                 968   214,701,502      44.73      7.067        624     221,799         81.89       33.74        94.22
6.00 - 6.49%                 214    36,700,550       7.65      7.700        566     171,498         74.67       65.24        97.85
6.50 - 6.99%                 130    20,147,189       4.20      7.899        549     154,978         69.12       80.15        98.03
7.00% & Above                 17     2,516,579       0.52      9.142        549     148,034         65.34       84.76       100.00
N/A                          522    57,942,193      12.07      7.786        642     111,000         81.70       59.39        94.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,603  $480,047,763     100.00%     7.177%       618    $184,421         80.43%      52.70%       94.82%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $57,942,193
Number of Mortgage Loans:                                                   522
Average Scheduled Principal Balance:                                   $111,000
Weighted Average Gross Coupon:                                            7.786%
Weighted Average Net Coupon: (1)                                          7.280%
Weighted Average Original FICO Score:                                       642
Weighted Average Original LTV Ratio:                                      68.42%
Weighted Average Combined Original LTV Ratio: (2)                         81.70%
Weighted Average Stated Remaining Term (months):                            331
Weighted Average Seasoning(months):                                           1

      (1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.
      (2) Calculated using LTV with respect to first lien loans and Combined LTV with respect to second lien loans.


                    Distribution by Current Principal Balance


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
Current Principal      Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
     Balance             Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              103    $3,493,273       6.03%    10.905%       637     $33,915         97.97%      56.02%      100.00%
$50,001 - $75,000            112     7,130,423      12.31      8.755        637      63,664         83.92       66.85        95.74
$75,001 - $100,000            81     7,103,186      12.26      8.313        642      87,694         84.15       59.58        97.64
$100,001 - $125,000           69     7,733,740      13.35      7.773        637     112,083         81.67       67.94       100.00
$125,001 - $150,000           44     6,001,741      10.36      7.654        640     136,403         83.37       66.03        95.44
$150,001 - $200,000           47     8,352,745      14.42      7.003        637     177,718         77.18       67.60        95.65
$200,001 - $250,000           36     7,901,975      13.64      6.991        645     219,499         73.71       47.77        85.99
$250,001 - $300,000           15     4,045,025       6.98      7.058        642     269,668         84.88       73.13       100.00
$300,001 - $350,000            4     1,286,891       2.22      6.739        652     321,723         74.61       49.07       100.00
$350,001 - $400,000            4     1,496,336       2.58      7.084        683     374,084         85.22       50.14        76.53
$400,001 & Above               7     3,396,859       5.86      7.054        659     485,266         79.31       14.03        85.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================

                          Distribution by Current Rate


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Current Rate             Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49%                  25    $3,349,016       5.78%     6.459%       638    $133,961         72.09%      92.96%      100.00%
6.50 - 6.99%                 155    24,716,766      42.66      6.728        644     159,463         76.36       64.92        95.19
7.00 - 7.49%                  70     8,864,070      15.30      7.225        646     126,630         79.16       60.04        94.10
7.50 - 7.99%                  50     6,822,398      11.77      7.733        643     136,448         80.88       48.96        82.85
8.00 - 8.49%                  18     1,566,371       2.70      8.177        599      87,021         82.60       69.25       100.00
8.50 - 8.99%                  18     1,955,147       3.37      8.781        598     108,619         88.36       66.39        97.17
9.00% & Above                186    10,668,426      18.41     10.915        650      57,357         98.36       39.42        98.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Credit Score             Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                   11    $1,336,079       2.31%     9.129%       749    $121,462         95.07%       9.42%      100.00%
720 - 739                      9     1,214,795       2.10      7.421        730     134,977         87.35       68.26       100.00
700 - 719                     18     2,505,008       4.32      8.179        709     139,167         79.79       14.06        75.45
680 - 699                     25     3,222,634       5.56      7.819        689     128,905         81.72       41.06        81.66
660 - 679                     55     6,449,197      11.13      7.682        668     117,258         81.01       44.37        90.24
640 - 659                    119    11,635,088      20.08      8.047        650      97,774         85.03       47.57        93.96
620 - 639                    114    15,131,049      26.11      7.199        630     132,729         78.45       66.90        97.78
600 - 619                    139    13,244,579      22.86      8.040        613      95,285         82.64       81.59        98.54
580 - 599                      9     1,263,557       2.18      7.435        592     140,395         77.57       53.93       100.00
560 - 579                      2       133,379       0.23      8.500        568      66,689         85.38       46.15       100.00
540 - 559                      7       548,364       0.95      7.931        549      78,338         78.15      100.00       100.00
520 - 539                      8       650,331       1.12      8.581        533      81,291         73.84      100.00       100.00
500 - 519                      6       608,132       1.05      8.541        511     101,355         71.67       84.22       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================

                              Distribution by Lien

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Lien                     Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                        347   $48,312,550      83.38%     7.129%       640    $139,229         78.10%      63.03%       93.65%
Second                       175     9,629,643      16.62     11.081        653      55,027         99.73       41.10       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================

                      Distribution by Combined Original LTV


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Combined Original LTV    Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                41    $5,110,531       8.82%     6.875%       636    $124,647         51.75%      48.54%       85.44%
60.01 - 70.00%                40     5,818,684      10.04      7.011        630     145,467         66.70       59.09        87.81
70.01 - 80.00%               159    22,116,943      38.17      7.043        640     139,100         78.42       69.12        94.87
80.01 - 85.00%                24     2,838,779       4.90      7.316        627     118,282         84.71       64.80       100.00
85.01 - 90.00%                42     6,828,356      11.78      7.255        650     162,580         89.54       51.96        93.80
90.01 - 95.00%                41     5,058,692       8.73      7.610        640     123,383         94.57       70.43        98.91
95.01 - 100.00%              175    10,170,208      17.55     10.877        655      58,115         99.93       41.82       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================

                          Distribution by Original LTV

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Original LTV             Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               216   $14,740,174      25.44%     9.623%       647     $68,242         83.09%      43.68%       94.95%
60.01 - 70.00%                40     5,818,684      10.04      7.011        630     145,467         66.70       59.09        87.81
70.01 - 80.00%               158    22,066,998      38.08      7.034        640     139,665         78.43       69.05        94.86
80.01 - 85.00%                24     2,838,779       4.90      7.316        627     118,282         84.71       64.80       100.00
85.01 - 90.00%                41     6,772,475      11.69      7.223        650     165,182         89.54       52.39        93.75
90.01 - 95.00%                39     4,950,451       8.54      7.537        640     126,935         94.56       71.01        98.88
95.01 - 100.00%                4       754,632       1.30      8.341        674     188,658         99.55       52.16       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Documentation            Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                     322   $34,410,064      59.39%     7.517%       631    $106,864         81.11%     100.00%       95.85%
Stated Doc                   180    21,145,130      36.49      8.298        660     117,473         82.97        0.00        92.25
Limited Doc                   20     2,386,999       4.12      7.129        634     119,350         78.83        0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================

                             Distribution by Purpose


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Purpose                  Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 290   $38,174,694      65.88%     7.218%       637    $131,637         77.41%      64.90%       93.92%
Purchase                     183    14,730,604      25.42      9.350        658      80,495         92.38       42.95        95.57
Refi-no Cashout               49     5,036,895       8.69      7.513        633     102,794         82.93       65.72        98.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================

                            Distribution by Occupancy


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Occupancy                Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence            504   $54,875,275      94.71%     7.812%       641    $108,880         82.35%      60.11%      100.00%
Investment Property           18     3,066,918       5.29      7.327        667     170,384         69.96       46.54         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================

                          Distribution by Property Type


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Property Type            Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
One                          414   $44,347,180      76.54%     7.747%       639    $107,119         82.19%      60.68%       98.41%
2-4 Unit                      34     5,660,146       9.77      7.522        662     166,475         73.15       35.06        63.79
Pud-detached                  41     4,454,710       7.69      8.198        645     108,651         85.41       69.01       100.00
Condo                         29     3,173,573       5.48      8.101        646     109,434         83.55       67.21        90.20
Pud-attached                   4       306,583       0.53      8.970        618      76,646         94.76      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
State                    Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                            99   $14,839,822      25.61%     8.048%       649    $149,897         80.03%      48.25%       94.31%
TX                            64     6,275,987      10.83      7.278        636      98,062         78.90       57.68        99.08
FL                            41     4,892,933       8.44      7.301        642     119,340         80.95       63.40        94.98
NY                            26     4,106,282       7.09      7.466        644     157,934         76.76       30.82        85.99
NJ                            20     2,814,403       4.86      8.071        646     140,720         81.67       53.93        76.69
NV                            17     2,086,623       3.60      7.902        653     122,743         78.79       78.37        89.95
IL                            21     1,879,708       3.24      8.048        640      89,510         83.96       58.97        96.17
MA                            13     1,697,208       2.93      7.978        644     130,554         88.32       59.21       100.00
PA                            16     1,553,180       2.68      7.463        633      97,074         83.30       62.34       100.00
WA                            14     1,446,459       2.50      7.431        646     103,319         83.44       40.35       100.00
Other                        191    16,349,587      28.22      7.917        636      85,600         84.88       76.11        97.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================

                               Distribution by Zip


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Zip                      Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
33647                          1      $551,606       0.95%     7.700%       660    $551,606         80.00%       0.00%      100.00%
91311                          2       541,081       0.93      7.539        635     270,541         91.27        0.00       100.00
90241                          1       508,099       0.88      7.200        741     508,099         90.00        0.00       100.00
11218                          1       499,578       0.86      6.850        661     499,578         64.10        0.00         0.00
89701                          2       488,363       0.84      6.807        648     244,181         79.04      100.00       100.00
01938                          1       476,597       0.82      6.850        648     476,597         90.00      100.00       100.00
90004                          1       449,245       0.78      6.900        637     449,245         60.00        0.00       100.00
11731                          1       439,621       0.76      6.750        619     439,621         80.00        0.00       100.00
90032                          2       435,656       0.75      7.223        658     217,828         69.71       50.23       100.00
11236                          2       427,583       0.74      7.427        661     213,792         83.61       77.34       100.00
Other                        508    53,124,762      91.69      7.845        641     104,576         81.93       61.92        95.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================

                        Distribution by Delinquency (ABS)

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Delinquency (abs)        Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Current                      522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
Remaining Months       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
  To Maturity            Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                       49    $4,869,148       8.40%     7.384%       648     $99,370         75.89%      56.36%      100.00%
181 - 240                    116     5,824,140      10.05      9.523        633      50,208         91.96       60.96       100.00
241 - 360                    357    47,248,906      81.54      7.613        642     132,350         81.03       59.50        93.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Amortization Type        Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed                        522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
------------------------------------------------------------------------------------------------------------------------------------
Total:                       522   $57,942,193     100.00%     7.786%       642    $111,000         81.70%      59.39%       94.71%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                       $422,105,570
Number of Mortgage Loans:                                                 2,081
Average Scheduled Principal Balance:                                   $202,838
Weighted Average Gross Coupon:                                            7.093%
Weighted Average Net Coupon: (1)                                          6.588%
Weighted Average Original FICO Score:                                       614
Weighted Average Original LTV Ratio:                                      80.26%
Weighted Average Combined Original LTV Ratio: (2)                         80.26%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll:                                             23
Weighted Average Gross Margin:                                             5.54%
Weighted Average Initial Rate Cap:                                         1.53%
Weighted Average Periodic Rate Cap:                                        1.53%
Weighted Average Gross Maximum Lifetime Rate:                             14.08%

      (1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.
      (2) Calculated using LTV with respect to first lien loans and Combined LTV with respect to second lien loans.


                   Distribution by Current Principal Balance

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
Current Principal      Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
     Balance             Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               18      $895,807       0.21%     7.795%       561     $49,767         54.27%      89.13%      100.00%
$50,001 - $75,000            132     8,431,897       2.00      8.018        574      63,878         77.50       74.00        92.41
$75,001 - $100,000           235    20,837,313       4.94      7.486        585      88,669         78.03       74.65        94.90
$100,001 - $125,000          288    32,600,391       7.72      7.386        592     113,196         78.48       76.76        95.56
$125,001 - $150,000          233    32,085,474       7.60      7.328        597     137,706         78.50       76.19        94.77
$150,001 - $200,000          355    62,100,907      14.71      7.186        598     174,932         78.02       67.77        97.14
$200,001 - $250,000          251    56,168,865      13.31      7.086        612     223,780         79.16       61.23        96.07
$250,001 - $300,000          187    51,178,109      12.12      7.049        614     273,680         80.41       49.99        93.18
$300,001 - $350,000          116    37,443,679       8.87      6.917        623     322,790         82.14       31.04        93.13
$350,001 - $400,000           93    35,195,614       8.34      6.873        633     378,447         84.15       34.57        96.93
$400,001 & Above             173    85,167,514      20.18      6.830        643     492,298         82.53       24.23        93.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================


                          Distribution by Current Rate

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Current Rate             Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  4    $1,465,910       0.35%     4.890%       727    $366,478         82.70%      31.86%      100.00%
5.00 - 5.49%                  22     8,585,632       2.03      5.315        715     390,256         79.25       35.95        96.71
5.50 - 5.99%                  53    13,882,446       3.29      5.865        660     261,933         78.96       67.69       100.00
6.00 - 6.49%                 288    66,422,917      15.74      6.338        644     230,635         79.58       54.71        99.06
6.50 - 6.99%                 647   145,544,062      34.48      6.731        625     224,952         80.91       49.88        94.11
7.00 - 7.49%                 343    65,909,265      15.61      7.229        610     192,155         80.06       48.57        92.76
7.50 - 7.99%                 339    60,594,864      14.36      7.718        589     178,746         81.95       49.41        94.36
8.00 - 8.49%                 182    30,593,371       7.25      8.213        562     168,095         78.19       54.93        93.84
8.50 - 8.99%                 122    18,247,066       4.32      8.704        557     149,566         79.99       66.45        91.80
9.00% & Above                 81    10,860,037       2.57      9.681        552     134,075         75.92       53.24        92.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Credit Score             Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                   44   $13,159,471       3.12%     6.349%       760    $299,079         83.30%      30.42%       85.59%
720 - 739                     37    10,756,618       2.55      6.671        728     290,719         85.31       15.73        83.25
700 - 719                     63    16,184,091       3.83      6.591        709     256,890         86.43       18.72        89.48
680 - 699                     82    21,357,220       5.06      6.632        689     260,454         85.11       25.39        90.70
660 - 679                    170    37,552,451       8.90      6.855        668     220,897         84.66       34.98        91.18
640 - 659                    226    52,434,989      12.42      6.788        649     232,013         84.82       37.71        95.21
620 - 639                    256    57,236,435      13.56      6.861        629     223,580         83.61       49.32        94.79
600 - 619                    182    37,112,453       8.79      6.947        610     203,915         81.59       47.96        94.11
580 - 599                    260    50,846,840      12.05      7.151        589     195,565         80.17       53.09        97.85
560 - 579                    152    27,058,437       6.41      7.208        569     178,016         74.77       71.78        96.68
540 - 559                    202    34,556,380       8.19      7.574        550     171,071         72.94       71.71        97.15
520 - 539                    208    33,949,785       8.04      7.768        529     163,220         72.37       82.92        99.56
500 - 519                    199    29,900,399       7.08      8.114        509     150,253         71.26       87.35        98.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                              Distribution by Lien

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Lien                     Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                      2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                      Distribution by Combined Original LTV

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Combined Original LTV    Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               144   $23,037,075       5.46%     7.087%       569    $159,980         49.33%      70.30%       96.17%
60.01 - 70.00%               234    42,831,444      10.15      7.422        564     183,040         66.81       61.93        95.40
70.01 - 80.00%               988   192,582,913      45.62      7.003        611     194,922         78.42       59.04        96.26
80.01 - 85.00%               165    37,053,434       8.78      6.970        620     224,566         84.53       26.71        94.65
85.01 - 90.00%               325    76,918,581      18.22      7.132        636     236,673         89.74       35.03        87.43
90.01 - 95.00%               185    42,833,936      10.15      7.091        653     231,535         94.75       48.32        99.76
95.01 - 100.00%               40     6,848,187       1.62      7.853        671     171,205         99.92       67.05       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                          Distribution by Original LTV

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Original LTV             Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               144   $23,037,075       5.46%     7.087%       569    $159,980         49.33%      70.30%       96.17%
60.01 - 70.00%               234    42,831,444      10.15      7.422        564     183,040         66.81       61.93        95.40
70.01 - 80.00%               988   192,582,913      45.62      7.003        611     194,922         78.42       59.04        96.26
80.01 - 85.00%               165    37,053,434       8.78      6.970        620     224,566         84.53       26.71        94.65
85.01 - 90.00%               325    76,918,581      18.22      7.132        636     236,673         89.74       35.03        87.43
90.01 - 95.00%               185    42,833,936      10.15      7.091        653     231,535         94.75       48.32        99.76
95.01 - 100.00%               40     6,848,187       1.62      7.853        671     171,205         99.92       67.05       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Documentation            Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                   1,286  $218,551,783      51.78%     7.113%       591    $169,947         78.34%     100.00%       96.58%
Stated Doc                   708   184,451,583      43.70      7.080        643     260,525         82.51        0.00        92.68
Limited Doc                   87    19,102,204       4.53      7.001        604     219,566         80.50        0.00        95.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                             Distribution by Purpose


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Purpose                  Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               1,280  $251,542,497      59.59%     7.202%       592    $196,518         78.04%      59.68%       96.82%
Purchase                     682   151,179,321      35.82      6.896        653     221,671         83.98       37.28        91.96
Refi-no Cashout              119    19,383,752       4.59      7.221        605     162,889         80.03       62.31        91.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                            Distribution by Occupancy


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Occupancy                Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence          1,979  $400,301,350      94.83%     7.080%       612    $202,275         80.16%      52.73%      100.00%
Investment Property           85    17,176,935       4.07      7.430        655     202,082         81.86       32.81         0.00
Second Home                   17     4,627,286       1.10      7.007        663     272,193         83.13       39.52         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                          Distribution by Property Type


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Property Type            Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
One                        1,582  $302,637,154      71.70%     7.107%       608    $191,300         79.66%      54.65%       96.00%
2-4 Unit                     146    41,055,710       9.73      7.179        650     281,203         84.31       26.11        83.88
Pud-detached                 172    40,516,701       9.60      7.092        608     235,562         81.06       53.66        97.35
Condo                        140    29,592,877       7.01      6.936        628     211,378         79.72       51.94        93.26
Pud-attached                  39     8,007,377       1.90      6.766        634     205,317         80.10       64.73       100.00
Modular Home                   2       295,752       0.07      6.520        691     147,876         80.00       52.75       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
State                    Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                           580  $162,603,484      38.52%     6.826%       622    $280,351         78.95%      43.88%       94.95%
FL                           185    30,494,237       7.22      7.303        595     164,834         80.99       60.62        93.97
NY                            82    23,107,397       5.47      7.095        639     281,798         83.04       20.42        96.59
NJ                            69    17,706,386       4.19      7.255        633     256,614         84.23       27.39        92.17
NV                            69    14,957,407       3.54      7.369        587     216,774         75.90       58.85        98.47
WA                            67    12,885,467       3.05      6.993        626     192,320         82.53       62.49        91.18
IL                            71    12,504,762       2.96      7.092        623     176,123         82.16       75.55        95.77
MA                            49    11,783,528       2.79      7.143        603     240,480         80.92       50.45        94.92
MD                            54    10,519,857       2.49      7.353        591     194,812         77.24       76.24        93.66
MI                            76     9,432,045       2.23      7.582        607     124,106         79.36       59.42        94.66
Other                        779   116,111,000      27.51      7.295        606     149,051         81.13       63.11        94.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                               Distribution by Zip


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Zip                      Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
92336                          7    $1,765,449       0.42%     6.981%       622    $252,207         77.55%      41.13%       80.18%
90745                          5     1,507,275       0.36      6.389        585     301,455         73.19       67.21       100.00
89052                          3     1,475,863       0.35      7.237        563     491,954         73.03        0.00       100.00
11236                          4     1,406,611       0.33      6.534        660     351,653         85.18       22.75       100.00
91745                          4     1,396,281       0.33      6.600        594     349,070         77.51       43.73       100.00
95828                          5     1,345,886       0.32      6.736        636     269,177         86.57       67.07       100.00
93550                          7     1,335,190       0.32      6.883        629     190,741         78.25       46.22       100.00
91765                          3     1,295,316       0.31      6.309        648     431,772         79.13       30.57       100.00
96744                          3     1,255,651       0.30      6.833        630     418,550         77.49       27.22       100.00
07047                          3     1,185,941       0.28      7.030        648     395,314         88.57        0.00       100.00
Other                      2,037   408,136,108      96.69      7.105        614     200,361         80.29       52.34        94.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                        Distribution by Delinquency (ABS)


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Delinquency (abs)        Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Current                    2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                  Distribution by Remaining Months to Maturity


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
Remaining Months       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
  To Maturity            Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                  2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type


                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Amortization Type        Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM                 1,639  $317,544,019      75.23%     7.272%       599    $193,743         79.99%      52.95%       94.42%
2 Year ARM IO                280    71,162,156      16.86      6.614        661     254,151         81.71       49.45        98.71
3 Year ARM                   119    19,374,453       4.59      7.043        620     162,811         79.05       52.69        85.66
25LIB1M/IO/10YR               22     9,232,178       2.19      5.281        729     419,644         81.40       25.41        96.94
3 Year ARM IO                 21     4,792,764       1.14      6.092        675     228,227         79.34       55.31        97.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
Initial Periodic       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
      Cap                Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         12    $1,649,472       0.39%     7.342%       609    $137,456         80.06%      66.16%       76.44%
1.50%                      2,047   411,223,921      97.42      7.133        612     200,891         80.23       52.31        94.86
3.00%                         22     9,232,178       2.19      5.281        729     419,644         81.40       25.41        96.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                          Distribution by Periodic Cap

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Periodic Cap             Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         12    $1,649,472       0.39%     7.342%       609    $137,456         80.06%      66.16%       76.44%
1.50%                      2,047   411,223,921      97.42      7.133        612     200,891         80.23       52.31        94.86
3.00%                         22     9,232,178       2.19      5.281        729     419,644         81.40       25.41        96.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                      Distribution by Months to Rate Reset


                                                Pct. Of    Weighted     Weighted              Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
Months To Rate         Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
    Reset                Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             22    $9,232,178       2.19%     5.281%       729    $419,644         81.40%      25.41%       96.94%
13 - 24                    1,919   388,706,175      92.09      7.151        611     202,557         80.30       52.31        95.20
25 - 36                      140    24,167,217       5.73      6.854        631     172,623         79.11       53.21        88.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Life Maximum Rate        Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.00 - 12.49%                30   $10,822,865       2.56%     5.295%       714    $360,762         79.64%      36.38%       97.39%
12.50 - 12.99%                56    14,053,945       3.33      5.916        659     250,963         79.17       67.47       100.00
13.00 - 13.49%               286    66,231,593      15.69      6.338        644     231,579         79.60       54.58        99.06
13.50 - 13.99%               643   144,923,725      34.33      6.732        624     225,387         80.89       49.99        94.09
14.00 - 14.49%               344    66,221,058      15.69      7.233        610     192,503         80.05       48.81        92.32
14.50 - 14.99%               340    60,650,644      14.37      7.720        589     178,384         81.98       49.32        94.37
15.00 - 15.49%               182    30,358,333       7.19      8.217        562     166,804         78.17       54.58        94.57
15.50 - 15.99%               120    18,060,124       4.28      8.705        557     150,501         79.93       66.56        91.71
16.00% & Above                80    10,783,283       2.55      9.685        552     134,791         75.96       52.90        93.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================

                             Distribution by Margin

                                                 Pct. Of    Weighted   Weighted                Weighted
                                                 Pool By      Avg.       Avg.       Avg.         Avg.
                       Number of   Principal    Principal    Gross     Current   Principal      Combo.      Pct. Full   Pct. Owner
Margin                   Loans      Balance      Balance     Coupon      FICO     Balance    Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 31   $11,773,076       2.79%     5.617%       713    $379,777         80.92%      25.16%       97.60%
5.00 - 5.49%                 721   136,266,675      32.28      6.943        614     188,997         81.06       74.07        94.18
5.50 - 5.99%                 968   214,701,502      50.86      7.067        624     221,799         81.89       33.74        94.22
6.00 - 6.49%                 214    36,700,550       8.69      7.700        566     171,498         74.67       65.24        97.85
6.50 - 6.99%                 130    20,147,189       4.77      7.899        549     154,978         69.12       80.15        98.03
7.00% & Above                 17     2,516,579       0.60      9.142        549     148,034         65.34       84.76       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,081  $422,105,570     100.00%     7.093%       614    $202,838         80.26%      51.78%       94.83%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Collateral Analysis
                                       total         480,047,763.28


                                          Wtd Avg        Percent of     Wtd Avg               Wtd Avg    Wtd Avg
FICO Low   FICO High       LTV    Current Balance   Current Balance        GWAC       % MI       FICO        DTI
--------   ---------       ---    ---------------   ---------------        ----       ----       ----        ---
     500        524       > 65%       $154,613.25             6.570%       8.17          0     512.24     40.937
     525        549       > 65%        163,256.58             7.244%       7.83          0    536.954     40.181
     550        574       > 65%        181,621.73             6.470%       7.29          0    561.136     40.714
     575        599       > 70%        185,925.19             9.605%       7.26          0    587.594     41.523
     600        624       > 70%        189,956.24            11.713%          7          0    613.872     40.949
     625        649       > 70%        213,048.41            16.510%       6.88          0    636.909     41.064
     650        674       > 80%        211,235.70             6.292%       7.06          0    660.783     39.947
     675        699       > 80%        243,938.20             3.049%       6.97          0    686.285     41.756
     700        724       > 80%        268,828.78             2.520%       6.68          0    710.305     39.694
     725        749       > 85%        264,065.87             1.100%       7.33          0    732.273     39.668
     750        774       > 85%        235,420.33             0.638%       6.44          0    761.334     39.147
     775        799       > 85%        101,951.19             0.021%        7.3          0        779      40.43
     800        max       > 85%
            Wtd Avg
FICO Low        LTV      % SFD      % PUD   % Owner Occ    % Full Doc     % Ltd Doc   % Stated Doc   % Int Only
--------        ---      -----      -----   -----------    ----------     ---------   ------------   ----------
     500     75.506     79.869     15.793        98.773         88.04         5.271         6.689             0
     525     76.788     76.849      12.59        98.358        77.135         8.137        14.728             0
     550     78.719     75.677     11.833         95.85        69.358         6.563        24.079             0
     575     84.613     80.221      9.616        97.859        58.958         1.233        39.808             0
     600     84.369     71.919      9.432        95.728          55.1         3.615        41.286        12.481
     625     85.397     69.904       14.8        95.529        47.601         6.071        46.328        31.427
     650      91.56     64.951      6.036        89.482        44.995         3.521        51.484        15.526
     675     91.313     61.961      1.991        88.884        26.205         5.175        68.619        22.266
     700     90.514      51.61      9.368        85.658        19.193             0        80.807        37.563
     725     94.116     67.454     11.518        76.012        23.541         5.865        70.594         4.045
     750      92.71     77.378      5.024        79.032        34.746             0        65.254        25.584
     775         95        100          0             0             0             0           100           100
     800

                                            Wtd Avg        Percent of     Wtd Avg               Wtd Avg    Wtd Avg
 LTV Low    LTV High         DTI    Current Balance   Current Balance        GWAC       % MI       FICO        DTI
 -------    --------         ---    ---------------   ---------------        ----       ----       ----        ---
      60%         64%       > 50%       $222,671.39             0.649%       7.38          0     565.24     52.812
      65%         69%       > 50%        202,108.08             0.547%       7.03          0    549.687     52.735
      70%         74%       > 50%        171,528.54             1.108%       7.34          0    557.987     52.442
      75%         79%       > 50%        174,850.08             1.056%       7.59          0    549.477     51.676
      80%         84%       > 50%        167,870.81             0.455%       7.16          0    570.259     52.358
      85%         89%       > 50%        106,135.70             0.044%       7.41          0    546.406     52.803
      90%         94%       > 50%        325,516.87             0.339%       6.72          0    622.858     52.496
      95%         99%       > 50%        113,877.53             0.071%       7.18          0    618.612     50.679
     100%        max        > 50%
            Wtd Avg
 LTV Low        LTV      % SFD      % PUD   % Owner Occ    % Full Doc     % Ltd Doc   % Stated Doc   % Int Only
 -------        ---      -----      -----   -----------    ----------     ---------   ------------   ----------
      60%    61.706     80.932      9.556        82.105         58.31        14.009        27.681             0
      65%    66.559     80.001      9.888           100        57.121             0        42.879             0
      70%    71.216     63.354      6.671           100        71.503          2.57        25.927             0
      75%     75.62     59.146     16.217        97.252        77.299             0        22.701             0
      80%        80     80.072     19.928           100        91.055         8.945             0         8.945
      85%        85        100          0           100           100             0             0             0
      90%        90     39.946     42.652           100           100             0             0             0
      95%        95        100          0           100        57.206             0        42.794             0
     100%

                                           Wtd Avg        Percent of     Wtd Avg               Wtd Avg    Wtd Avg
 DTI Low    DTI High        FICO   Current Balance   Current Balance        GWAC       % MI       FICO        DTI
 -------    --------        ----   ---------------   ---------------        ----       ----       ----        ---
      20%         24%      < 525       $169,604.11             0.389%       8.16          0    512.748     21.383
      25%         29%      < 550        123,330.97             0.848%       7.94          0    529.472     27.311
      30%         34%      < 575        147,918.37             3.266%       7.93          0    534.349     32.009
      35%         39%      < 600        171,149.48             5.348%       7.45          0    557.295     37.369
      40%         44%      < 625        172,047.63            10.214%        7.4          0    574.232     42.084
      45%         49%      < 650        193,266.98            20.009%       7.31          0    593.798     47.255
      50%         54%      < 675        200,073.33            10.586%       7.24          0    586.776     50.804
      55%        max       < 700        147,402.57             0.737%       7.36          0    535.726     55.378
            Wtd Avg
 DTI Low        LTV      % SFD      % PUD   % Owner Occ    % Full Doc     % Ltd Doc   % Stated Doc   % Int Only
 -------        ---      -----      -----   -----------    ----------     ---------   ------------   ----------
      20%    73.726     73.811     11.562        95.688        64.489        25.196        10.315             0
      25%    69.999     74.498     22.313           100         95.24         2.652         2.108             0
      30%    70.996      86.57      5.505        98.534        85.325             0        14.675             0
      35%     74.13     81.431     11.555        98.786        77.554         3.422        19.024             0
      40%    76.518     82.429      7.926        97.244        62.716         2.659        34.625         3.808
      45%    79.405     72.433     11.193        97.923        55.334         3.446         41.22        12.787
      50%    76.046     72.587     14.753        95.464        61.616         7.664         30.72        10.464
      55%    64.646      68.14     23.764         96.06        72.314        19.354         8.331             0

LIMITED AND STATED DOC


                                   Wtd Avg       Percent of        Wtd Avg                     Wtd Avg       Wtd Avg
   FICO Low     FICO High   Current Balance  Current Balance          GWAC          % MI          FICO           DTI
   --------     ---------   ---------------  ---------------          ----          ----          ----           ---
        500           524      $187,173.04            1.014%          8.55             0       513.271        40.104
        525           549      $206,413.98            2.021%          8.22             0       537.129        39.058
        550           574      $237,382.01            2.472%          7.28             0       560.991        42.074
        575           599      $229,929.54            5.221%          7.27             0       588.796        42.204
        600           624      $236,723.93            6.115%          7.11             0       613.887        41.079
        625           649      $228,473.41            9.995%          7.14             0        637.62        41.298
        650           674      $198,340.55            8.511%          7.21             0       660.803        40.804
        675           699      $243,698.75            4.620%          6.95             0       686.582        40.542
        700           724      $262,635.28            3.830%          6.78             0       711.269        39.245
        725           749      $273,458.96            1.994%          7.13             0       735.218        39.379
        750           774      $278,144.84            1.101%          6.73             0       760.085        38.544
        775           799      $307,497.40            0.320%          6.81             0       780.299         31.88
        800           max      $173,197.67            0.072%          6.87             0           804        43.456
                  Wtd Avg
   FICO Low           LTV         % SFD         % PUD   % Owner Occ    % Full Doc     % Ltd Doc   % Stated Doc
   --------           ---         -----         -----   -----------    ----------     ---------   ------------
        500        70.315        60.772        21.842           100             0         52.51         47.49
        525        73.813        76.571        11.318           100             0        30.896        69.104
        550        74.071        82.225         2.635        96.835             0        18.057        81.943
        575        79.842        79.766         7.256        97.304             0          4.07         95.93
        600        81.585        69.826         7.967        94.569             0         7.519        92.481
        625        82.137        69.085        12.202        95.692             0        10.518        89.482
        650        79.695        64.652        12.476        89.227             0         8.258        91.742
        675        82.267        65.861         7.135        92.348             0         6.146        93.854
        700        82.193        51.301        12.948        86.753             0         1.157        98.843
        725        81.851        66.068         5.695        83.926             0         3.236        96.764
        750         83.36        52.195        16.817        90.648             0          4.92         95.08
        775        80.805        61.077             0        54.446             0             0           100
        800         67.99           100             0           100             0             0           100

   FICO Low    % Int Only          % CA          % NY          % FL
   --------    ----------          ----          ----          ----
        500             0        39.043         9.704         5.106       $4,866,498.93
        525             0        27.261         4.764         7.367       $9,701,456.98
        550             0        46.753         5.825         1.885      $11,869,100.25
        575             0        53.601         3.661          6.44      $25,062,319.48
        600         6.481        41.828         8.524        11.359      $29,353,767.29
        625          22.7        44.126         9.478         5.547      $47,979,415.92
        650        27.091        33.729        12.454         7.314      $40,858,153.81
        675         36.69        48.899        12.686         2.287      $22,176,585.90
        700        36.716        45.117        14.046         2.228      $18,384,469.73
        725        33.764        46.411        11.034        11.479       $9,571,063.51
        750         42.93        55.089         1.833             0       $5,284,751.88
        775        48.674        80.966             0             0       $1,537,487.01
        800             0           100             0             0         $346,395.34


   IO LOANS                              Wtd Avg        Percent of        Wtd Avg                     Wtd Avg
                                 Current Balance   Current Balance           GWAC          % MI          FICO
                                 ---------------   ---------------           ----          ----          ----
   FICO Low     FICO High
   --------     ---------
        500           524
        525           549
        550           574
        575           599
        600           624            $245,522.33             1.534%           6.4             0       620.521
        625           649            $250,319.64             5.632%          6.61             0       637.129
        650           674            $236,841.92             4.243%           6.6             0       661.185
        675           699            $285,947.42             2.442%          6.49             0       685.073
        700           724            $312,154.02             1.756%          5.93             0       713.027
        725           749            $329,451.84             0.961%          6.11             0       737.827
        750           774            $355,640.20             0.963%          6.02             0       759.079
        775           799            $257,712.80             0.215%          6.17             0       787.771
        800           max
   IO LOANS       Wtd Avg       Wtd Avg
                      DTI           LTV         % SFD         % PUD   % Owner Occ    % Full Doc     % Ltd Doc
                      ---           ---         -----         -----   -----------    ----------     ---------
   FICO Low
   --------
        500
        525
        550
        575
        600        43.795        81.134        80.653           4.5           100        74.172        12.136
        625        41.849        80.914        71.634        17.783        96.597        59.713         9.041
        650        41.235        82.309        62.649        15.963           100        45.657          9.28
        675         39.79        81.567         65.89        15.764           100        30.598         6.559
        700        38.835        83.459         69.49         8.602           100        19.911             0
        725        38.399        80.776        59.155         7.893           100        29.937             0
        750        34.147        81.613        35.937        26.759           100        50.929         5.624
        775         31.69        72.794        72.595             0        62.705        27.405             0
        800
   IO LOANS
              % Stated Doc   % Int Only          % CA          % NY          % FL
              ------------   ----------          ----          ----          ----
   FICO Low
   --------
        500
        525
        550
        575
        600        13.692           100        61.767         4.344             0       $7,365,669.80
        625        31.246           100        53.439             0         4.224      $27,034,521.48
        650        45.062           100        52.665         5.245         6.209      $20,368,404.70
        675        62.843           100        56.349         6.163         3.917      $11,723,844.11
        700        80.089           100         74.17         3.672          5.05       $8,428,158.45
        725        70.063           100        67.964             0         3.261       $4,612,325.75
        750        43.448           100        59.858             0             0       $4,623,322.59
        775        72.595           100        62.705             0             0       $1,030,851.19
        800

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.